March 20, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2002
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                 63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            March 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 March 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            March 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 March 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          March 20, 2002


By:	         /s/ Richard C. Goldman
Title:         Vice President





EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               11-Mar-02
Determination Date:            14-Mar-02
Monthly Payment Date:          15-Mar-02
Collection Period Ending:      28-Feb-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               21,043,398.96
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                  1,042,219.16
    Current Monthly Interest Shortfall/Excess                                                                        -229,080.07
    Recoup of Collection Expenses                                                                                      -7,753.45
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   21,848,784.60

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    3,028,455.89
    Amount of Interest Payments Received During the Collection Period                                               3,257,535.96
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -229,080.07

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             8,875,095.03
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               9,247,068.96
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                12,699.65
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -384,673.58
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            9,247,068.96
    Total Ending Reserve Balance                                                                                    8,875,095.03

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      3,257,535.96
    Scheduled Principal Payments Received                                                                           3,543,736.07
    Principal Prepayments Received                                                                                 14,242,126.93
    Total Interest and Principal Payments Received                                                                 21,043,398.96

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                 1,111,286.79
    minus  Reasonable Expenses                                                                                         69,067.63
    Net Liquidation Proceeds                                                                                        1,042,219.16
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                   1,042,219.16

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   22,085,618.12
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  462,353,448.01
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      192,647.27

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  462,353,448.01
    Pool Balance as of the Current Accounting Date                                                                443,754,751.55
    Age of Pool in Months                                                                                                     36

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        457,729,913.53
    Aggregate Note Balance as of Current Accounting Date                                                          439,317,204.03

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             84                3,310,491.71         0.746%
    60-89 Days Delinquent             44                2,207,573.45         0.497%
    90-119 Days Delinquent            18                 346,623.85          0.078%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           19                 812,833.46          0.183%
    Cumulative Defaults               699              26,102,926.86         5.882%

    Current Month Realized Losses                                                                                     713,236.97
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.071%
    Preceding Realized Losses                                                                                         583,949.58
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.058%
    Second Preceding Realized Losses                                                                                  934,022.91
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.093%
    Cumulative Realized Losses                                                                                     23,370,811.44
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.337%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.44375324
                                                                                                                      0.43931720

a)                                                                                                                    192,647.27
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         918,057.31
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                             188,641,913.53         18,412,709.50    170,229,204.03
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    185,986.96
                                                                                                                      768,863.84


VIIIPOOL STATISTICS
                                                                                                                           8.82%
                                                                                                                             136

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       20,893,933.80
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                20,894,975.47

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              954,850.80



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               11-Mar-02
Determination Date:            14-Mar-02
Monthly Payment Date:          15-Mar-02
Collection Period Ending:      28-Feb-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                8,552,068.01
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    141,331.81
    Current Monthly Interest Shortfall/Excess                                                                        -145,495.75
    Recoup of Collection Expenses                                                                                      -4,172.36
    Amount of Withdrawal, if any, from Reserve Account                                                                199,780.56
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    8,743,512.27

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,668,524.24
    Amount of Interest Payments Received During the Collection Period                                               1,814,019.99
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -145,495.75

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,000,002.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                 199,780.56
    Reserve Account Investment Earnings                                                                                14,357.31
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,000,002.18
    Total Ending Reserve Balance                                                                                   10,814,578.93


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,814,019.99
    Scheduled Principal Payments Received                                                                           1,638,091.04
    Principal Prepayments Received                                                                                  5,099,956.98
    Total Interest and Principal Payments Received                                                                  8,552,068.01

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   168,343.24
    minus  Reasonable Expenses                                                                                         27,011.43
    Net Liquidation Proceeds                                                                                          141,331.81
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     141,331.81

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    8,693,399.82
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  269,502,940.66
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      112,292.89

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  269,502,940.66
    Pool Balance as of the Current Accounting Date                                                                262,057,426.24
    Age of Pool in Months                                                                                                     34

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        264,112,881.85
    Aggregate Note Balance as of Current Accounting Date                                                          256,816,277.72


b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             48                2,620,843.63         1.000%
    60-89 Days Delinquent             15                1,090,697.18         0.416%
    90-119 Days Delinquent             9                 545,702.48          0.208%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           13                 707,466.40          0.270%
    Cumulative Defaults               239              10,820,570.36         4.129%

    Current Month Realized Losses                                                                                     648,416.40
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.118%
    Preceding Realized Losses                                                                                         274,515.26
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.050%
    Second Preceding Realized Losses                                                                                  234,668.22
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.043%
    Cumulative Realized Losses                                                                                      9,927,524.03
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.805%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.47646795
                                                                                                                      0.46693869

a)                                                                                                                          0.00
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         459,352.22
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              88,906,881.85          7,296,604.13     81,610,277.72
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    148,910.29
                                                                                                                     -460,983.74


VIIIPOOL STATISTICS

                                                                                                                           8.26%
                                                                                                                             158


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        8,743,512.27
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 8,744,553.94

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               11-Mar-02
Determination Date:            14-Mar-02
Monthly Payment Date:          15-Mar-02
Collection Period Ending:      28-Feb-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                5,986,534.67
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    366,403.13
    Current Monthly Interest Shortfall/Excess                                                                        -100,204.45
    Recoup of Collection Expenses                                                                                      -1,024.00
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,251,709.35

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,424,667.15
    Amount of Interest Payments Received During the Collection Period                                               1,524,871.60
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -100,204.45

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             4,171,403.84
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               4,266,101.77
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 5,583.44
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -100,281.37
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           4,266,101.77
    Total Ending Reserve Balance                                                                                    4,171,403.84


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,524,871.60
    Scheduled Principal Payments Received                                                                           1,586,704.59
    Principal Prepayments Received                                                                                  2,874,958.48
    Total Interest and Principal Payments Received                                                                  5,986,534.67

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   387,983.88
    minus  Reasonable Expenses                                                                                         21,580.75
    Net Liquidation Proceeds                                                                                          366,403.13
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     366,403.13

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,352,937.80
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  213,305,088.41
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       88,877.12

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  213,305,088.41
    Pool Balance as of the Current Accounting Date                                                                208,570,191.81
    Age of Pool in Months                                                                                                     32

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        211,172,037.53
    Aggregate Note Balance as of Current Accounting Date                                                          206,484,489.89


b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             60                1,534,652.76         0.736%
    60-89 Days Delinquent             17                 897,504.92          0.430%
    90-119 Days Delinquent            14                 966,406.77          0.463%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            9                 273,233.53          0.131%
    Cumulative Defaults               235               8,610,464.14         4.128%



    Current Month Realized Losses                                                                                     219,494.27
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.059%
    Preceding Realized Losses                                                                                         325,426.84
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.087%
    Second Preceding Realized Losses                                                                                  211,748.45
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.057%
    Cumulative Realized Losses                                                                                      7,930,919.85
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.118%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.55688362
                                                                                                                      0.55131482

a)                                                                                                                     88,877.12
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                          81,864.82
    Class A-4                                                                                                         479,952.67
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              15,278,037.53          4,687,547.64     10,590,489.89
    Class A-4                                                              86,608,000.00                  0.00     86,608,000.00
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     47,348.96
                                                                                                                      234,548.65


VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             144


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,969,811.74
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,970,520.07

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              281,897.61



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               11-Mar-02
Determination Date:            14-Mar-02
Monthly Payment Date:          15-Mar-02
Collection Period Ending:      28-Feb-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 14,903,831.55
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       25,135.10
    Current Monthly Interest Shortfall/Excess                                                                          -228,779.60
    Recoup of Collection Expenses                                                                                        -6,051.21
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     14,694,135.84

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,420,318.84
    Amount of Interest Payments Received During the Collection Period                                                 3,649,098.44
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -228,779.60

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,328,732.98
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   1,870.13
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,328,732.98
    Total Ending Reserve Balance                                                                                      1,330,603.11


IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                    3,649,098.44
    Interest Payments Received                                                                                        2,203,266.61
    Scheduled Principal Payments Received                                                                             9,051,466.50
    Principal Prepayments Received                                                                                   14,903,831.55
    Total Interest and Principal Payments Received

b)                                                                                                                       27,830.00
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                       2,694.90
    minus  Reasonable Expenses                                                                                           25,135.10
    Net Liquidation Proceeds                                                                                                  0.00
    Amount Allocable to Interest                                                                                         25,135.10
    Amount Allocable to Principal

c)                                                                                                                            0.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal
                                                                                                                     14,928,966.65

V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    497,043,711.98
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        310,652.32

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    497,043,711.98
    Pool Balance as of the Current Accounting Date                                                                  485,677,115.79
    Age of Pool in Months                                                                                                        4

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          504,685,001.48
    Aggregate Note Balance as of Current Accounting Date                                                            492,260,764.46


b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             56                2,184,970.93         0.450%
    60-89 Days Delinquent             21                1,292,125.41         0.266%
    90-119 Days Delinquent            13                  218,693.01         0.045%
    120+ Days Delinquent               0                        0.00         0.000%
    Defaults for Current Period        8                  111,863.08         0.023%
    Cumulative Defaults                8                  111,863.08         0.023%



    Current Month Realized Losses                                                                                        86,727.98
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.016%
    Preceding Realized Losses                                                                                                 0.00
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.000%
    Second Preceding Realized Losses                                                                                          0.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.000%
    Cumulative Realized Losses                                                                                           86,727.98
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.016%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.91729401
                                                                                                                        0.90705871

a)                                                                                                                      310,652.32
                                                                                                                              0.00

b)
    Class A-1                                                                                                           354,814.75
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                             150,985,001.48            12,424,237.02   138,560,764.46
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00

VIIIPOOL STATISTICS
                                                                                                                             9.10%
                                                                                                                               173


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              14,694,135.84


TOTAL WIRE TO HSBC                                                                                                   14,694,135.84

Amount Due To Servicer                                                                                                        0.00
